UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

New America Growth Portfolio	December 31, 2010

Highlights

• Larger-capitalization growth stocks posted excellent returns in 2010 as investors regained confidence in a gradual economic recovery.

• The New America Growth Portfolio recorded strong gains in the last six months and for the full year ended December 31, 2010.

• A wide variety of holdings performed well over the year, and our strongest contributors in the past six months were in the information technology sector.

• I remain optimistic that the economy and stock markets will improve gradually over the coming months, and I believe that our commitment to fundamental research will continue to serve our clients well over the long term.

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price New America Growth Portfolio

Dear Investor

I’m pleased to report solid returns in 2010 and particular strength in the second half of the year. Global economies continued to recover, which drove strong earnings growth, and stocks trended significantly higher during the reporting period as investors became more willing to take on riskier investments. The portfolio’s best returns for the year came from our holdings in the industrials and business services, information technology, and materials sectors.

In the 12 months ended December 31, 2010, the New America Growth Portfolio participated nicely in the bullish environment for equities. Our 19.65% return compared favorably with the S&P 500’s 15.06% return and also outperformed the large-cap, growth-focused Russell 1000 Growth Index, which rose 16.71% for the year. The portfolio performed in line with the Lipper Variable Annuity Underlying Multi-Cap Growth Funds Average, which returned 19.66%. As shown in the Growth of $10,000 chart on page 6, the portfolio outpaced the S&P 500 and its Lipper benchmark over the past 10 years.

Lipper ranked the portfolio in the top 19% of its variable annuity underlying multi-cap growth funds universe for the 10-year period and in the top 18% of its peer group for the three-year period ended December 31, 2010. (Based on cumulative total return, Lipper ranked the New America Growth Portfolio 49 of 102, 15 of 87, 25 of 78, and 9 of 47 variable annuity underlying multi-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2010, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

Market Environment

A weak first half of 2010 gave way to a powerful rally in the second half of the year. Global economies continued to recover, risk appetite increased, and valuations improved as concerns surrounding the ongoing European debt crisis receded. The rally was fairly broad-based, with all market-cap segments and investment styles rising for the full year. Small-caps performed best, followed by mid-caps. The large-cap companies that make up almost two-thirds of the portfolio fared worst but still returned almost 17% as measured by the Russell 1000 Growth Index. Growth stocks edged out value across all market capitalizations.

All 10 S&P 500 sectors showed positive returns for the second straight year. Consumer discretionary stocks led the way with a 28% total return, followed by industrials and business services’ 27% gain. The only two sectors that did not generate double-digit returns were utilities and health care. Looking back at the portfolio’s positioning in 2010, my heavy health care exposure hurt results, while the portfolio benefited from significant exposure in materials and energy, which were the third- and fourth-best-performing sectors, respectively.

Portfolio Review

We typically see contributions from a variety of companies and sectors, reflecting the diversified nature of the portfolio, and 2010 was no different. Our top three contributors to full-year performance were multiyear portfolio holdings Apple, Expeditors International of Washington, and Illumina, representing the information technology, industrials and business services, and health care sectors, respectively. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Apple continued to benefit from its strong product lineup, including the wildly popular iPhone and iPad. These innovative products drove consistently strong results throughout the year and propelled the stock higher. We believe that 2011 will be another solid year for Apple, and it remained a top holding as of year-end.

Expeditors International operates as a travel agent of sorts—but for goods, not people. The company has offices around the globe whose mission it is to help businesses move their products from point A to point B as efficiently as possible. The company benefited from a stronger economic backdrop, especially in key end markets such as technology and retail, and continued strong management execution. While I have trimmed the position modestly due to its rising valuation, the stock remained a large holding.

Illumina’s performance was driven by rapid growth in its genetic testing equipment and related supplies, market share gains, and excellent execution. I believe the company’s long-term growth potential is significant, and the stock remains a core holding entering 2011.

The portfolio’s investments in the agriculture sector began to pay off nicely, as crop prices rose sharply in the second half of the year. Fertilizer company Potash Corporation of Saskatchewan and seed company Monsanto generated significant gains and were among our best second-half contributors. Looking ahead to 2011, I remain bullish on the prospects for these companies, and the portfolio continues to have significant exposure to agricultural names.

For the year, the three positions that hurt performance most were Apollo Group, Regal Entertainment, and Adobe Systems. Apollo’s decline stemmed from the government’s intense focus on trying to change the business practices in the for-profit education industry. This proved disruptive to Apollo’s fundamentals and hurt investor sentiment throughout the year. In retrospect, it is clear that I underestimated the impact that the government’s scrutiny would have on the stock. Looking ahead, while the near term is likely to remain dicey, I still have confidence in the long-term merit of the for-profit education segment, and I also expect final government regulations to be somewhat less onerous than is currently feared. Therefore, I continue to own positions in both Apollo and Strayer Education, one of Apollo’s industry peers.

Regal Entertainment is the country’s largest movie theater operator. The stock’s negative performance within the portfolio really should be attributed to my poor timing in purchasing shares rather than to anything fundamentally wrong with the company. In fact, the fundamentals at Regal should strengthen as 3D films become more popular. Combined with its strong cash flows and well-above-average dividend yield, I continue to find Regal an attractive investment. From a fundamental standpoint, Adobe performed well during 2010, but controversy surrounding the company for much of the year hurt the stock. The main issue involved Apple’s decision not to support Adobe’s Flash platform on its mobile devices. While Adobe would certainly benefit from having access to Apple’s strong mobile device lineup, the company is, nevertheless, well positioned on almost all other platforms, including Google’s Android. I think it is one of the more compelling names on a risk/reward basis among my technology holdings.

Outlook

Entering 2011, the broad consensus is that the ongoing global economic recovery and decent valuations should drive further equity gains. While this consensus may prove to be correct, I find the coming year tougher to call for several reasons. First, historic government stimulus in the U.S.—increased spending, reduced taxes, and extremely low interest rates—is beneficial but unsustainable over the medium and longer term. Current budget deficits are too high and are adding to an already bloated national debt. This sets the stage for fiscal restraint at some point, with spending coming down and taxes going up, which could slow economic growth. Second, interest rates should rise as inflation accelerates, driven in part by rapidly rising commodity prices, which could also have a slowing effect on the economy. Lastly, many of the world’s fastest-growing economies, including China, are waging an even more serious battle with inflation and are proactively trying to tap on their economic brakes. Taken together, the combination of fiscal restraint and higher interest rates in the U.S., plus the ongoing tightening efforts in emerging markets, could challenge the upward momentum that equity markets have enjoyed over the past two years.

Even with rising risks, I believe the portfolio is well positioned entering 2011. I’d expect the portfolio to deliver solid earnings growth even if the global economy starts to lose some momentum, and valuations within the portfolio still seem fairly attractive. I maintain a diverse set of sectors and holdings, and I’ve reduced exposure to companies that I view as excessively expensive in an ongoing effort to manage risk. From a sector standpoint, I continue to favor health care, business services, and agriculture, while I’m still generally de-emphasizing my consumer discretionary exposure.

It has been a particularly interesting past three years, which included the end of the last bull market, the biggest financial crisis since the Great Depression, a painful recession, and an economic recovery accompanied by a powerful rally that has led to a near doubling of the S&P 500 off the 2009 bottom. Through it all, we have attempted to remain consistent in our investment process, which focuses on owning high-quality, larger-capitalization growth companies, being willing to go against the consensus opinion when we feel that it is appropriate, and adhering to a longer-term investment time horizon. This discipline has helped the portfolio successfully navigate the market’s turbulence over the past few years.

In closing, I think equities can generate further gains in 2011, but the risks are also greater. The stock market likes to make us all feel as though the risks are high when stocks are down, as in late 2008, and that the risks are low when stocks are up, like now. Of course, most of the time, the exact opposite is true. Simply put, we believe that this is not a good time for complacency. I intend to stick with the same investment process that I have been employing for the better part of the eight-and-a-half years that I’ve had the pleasure of managing the portfolio on your behalf.

I look forward to updating you on our progress at midyear.

Respectfully submitted,

Joseph M. Milano
Chairman of the portfolio’s Investment Advisory Committee

January 13, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Lipper averages: The average return of all portfolios in a particular category as tracked by Lipper Inc.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price New America Growth Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price New America Growth Portfolio

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price New America Growth Portfolio
December 31, 2010

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
T. Rowe Price Reserve Investment Fund, 0.27%	¤	¤	$ 4	$ 3,049	$ 2,775
Totals			$ 4	$ 3,049	$ 2,775

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$3,049
Dividend income	4
Interest income	–
Investment income	$ 4
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price New America Growth Portfolio
December 31, 2010
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $88,802)	$	113,808
Receivable for shares sold		237
Dividends and interest receivable		55
Receivable for investment securities sold		51
Other assets		1
Total assets		114,152
Liabilities		
Payable for shares redeemed		1,365
Payable for investment securities purchased		630
Due to affiliates		87
Total liabilities		2,082
NET ASSETS	**$**	**112,070**
Net Assets Consist of:		
Undistributed net investment income	$	49
Accumulated undistributed net realized loss		(130)
Net unrealized gain		25,006
Paid-in capital applicable to 5,011,402 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		87,145
NET ASSETS	**$**	**112,070**
NET ASSET VALUE PER SHARE	**$**	**22.36**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
December 31, 2010

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1994. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $2,000 for the year ended December 31, 2010.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2010, totaled $0 for the year ended December 31, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $79,475,000 and $76,366,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended December 31, 2010 and December 31, 2009, were characterized for tax purposes as follows:

At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $5,636,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price New America Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2011

Tax Information (Unaudited) for the Tax Year Ended 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $2,275,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $1,086,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,014,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your portfolio is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the portfolio, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the portfolio’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the portfolio directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Year Elected*	During the Past Five Years

William R. Brody, M.D., Ph.D. (1944)	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009
2009	to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009);
Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, NLV Financial Corporation (2004 to 2005)
2005

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to
2001	present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares
(2002 to 2007); Member, Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)
1994

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder
2001	and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman
2009	Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Price Portfolios Overseen]	During the Past Five Years

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [128]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe
Price Services, Inc.; Director and Chief Executive Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
1994 [16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Equity Series	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe
Vice President	Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust
Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe Price International; Vice
Vice President	President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc.,
Executive Vice President	T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, and T. Rowe Price Retirement Plan
Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
President	Chairman of the Board, Chief Investment Officer, Director, and Vice
President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Investment Services, Inc.; Vice President and Assistant Treasurer, T. Rowe
Price Services, Inc.

Ken D. Uematsu, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Executive Vice President

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 11, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 11, 2011